UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2005
ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-16755 (Commission File Number)	84-1592064 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 7.01 REGULATION FD DISCLOSURE
     On September 19, 2005, Archstone-Smith Trust (“Archstone-Smith”) issued the press release attached to this report as Exhibit 99.1 for the purpose of announcing that it will hold a conference call on Thursday, September 22, 2005, at 11:00 a.m. EST. Archstone-Smith is furnishing the information included as Exhibit 99.2 to this report, which contains information that will be discussed during the conference call.
Archstone-Smith also reported that same store communities that were fully operational during the two months ended August 31, 2005 and 2004 (excluding communities owned by Ameriton) reported quarter-to-date (July and August) revenue growth of 3.9% in 2005 as compared to the same period in 2004.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
Not applicable.
     (b) Pro Forma Financial Information.
Not applicable.
     (c) Exhibits.
Exhibit 99.1       Press Release
Exhibit 99.2       Investor Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: September 22, 2005		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release
Exhibit 99.2	Investor Presentation